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                                                                    EXHIBIT 23-B

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated April 14, 2000 (except Note 1, as to which the date is July 3, 2001) in Post-Effective Amendment No. 12 on Form S-1 to Form S-4 (File No. 333-18397) and related Prospectus of TruServ Corporation for the registration of 239,940 shares of Class A common stock.





                                     /s/  ERNST & YOUNG LLP



Chicago, Illinois
September 6, 2001